_______________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2006
                                __________________


                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                               __________________


       Cayman Islands                   001-16855               98-0362785
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)


               P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                       N/A
   (Address of Principal Executive Offices)                  (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b)under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the
    Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

     On October 25, 2006, the Board of Directors (the "Board") of Scottish Re Group Limited (the "Company") approved an amendment (the "Amendment") to the employment agreement, dated July 1, 2002, between Paul Goldean and the Company. Pursuant to the Amendment, Mr. Goldean will serve as President and Chief Executive Officer of the Company, effective as of October 26, 2006, with an annual base salary of $550,000, effective as of August 1, 2006. A copy of the Amendment is attached as Exhibit 10.1 hereto.

     On October 25, 2006, the Board also approved a Senior Executive Success Plan (the "Plan"). The purpose of the Plan is to retain essential personnel through the transition period relating to the possible sale of the Company (the "Transaction"). Participation in the Plan is limited to the following executives (the "Executives"), each of whom will receive the guaranteed payout listed below if the Transaction is completed:

-------------------------------- -----------------------------------
Executive                        Guaranteed Payout
-------------------------------- -----------------------------------
Paul Goldean                     $300,000
-------------------------------- -----------------------------------
Dean Miller                      $200,000
-------------------------------- -----------------------------------
Cliff Wagner                     $200,000
-------------------------------- -----------------------------------
David Howell                     $200,000
-------------------------------- -----------------------------------
Jeff Delle Fave                  $100,000
-------------------------------- -----------------------------------


In addition to the guaranteed payouts described above, each of the Executives will receive additional payments to the extent that the sales price of the Company in the Transaction exceeds certain thresholds established by the Board.

     If any of the Executives leave the Company prior to the completion of the Transaction, such Executive will forfeit his right to any payments under the Plan. The Executives will be entitled to payments under the Plan 90 days after the completion of the Transaction unless such Executive is terminated by the Company for cause or due to resignation by the Executive without good reason, in which case the payment will be forfeited. Payments under the Plan will be includable in calculations related to Section 280G of the United States Internal Revenue Code of 1986, as amended.


Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.

10.1 Amendment to Employment Agreement, dated as of October 25, 2006, between Scottish Re Group Limited and Paul Goldean.


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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH RE GROUP LIMITED


                                    By:   /s/ Nate Gemmiti
                                          Nate Gemmiti
                                          General Counsel



Dated:  November 2, 2006



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                                INDEX TO EXHIBITS

Number         Description
------         -----------
10.1           Amendment to Employment Agreement, dated as of October 25, 2006, between Scottish Re Group Limited and Paul Goldean.




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